Exhibit 99.1

WebMediaBrands Inc. Reports Financial Results
For Its First Quarter Ended March 31, 2011;
First Quarter Revenues Increase 18%

(New York, NY – May 11, 2011) -- WebMediaBrands Inc. (Nasdaq: WEBM) today reported financial results for the quarter ended March 31, 2011.

Revenues for the first quarter of 2011 were $2.2 million compared to revenues of $1.9 million for the same period in 2010. Revenues from online job board postings were up 45% compared to the same period last year.  Net loss was $1.3 million during the first quarter of 2011 compared to a loss of $1.9 million during the same period in 2010.

“We continued to demonstrate rapid growth during the first quarter, despite not having the benefit of any trade shows during the quarter, while continuing to contain our operating expenses,” stated Alan M. Meckler, Chairman and CEO of WebMediaBrands Inc.  “We anticipate continued growth in the coming quarters as our website traffic grows along with our various lines of business,” added Meckler.

During the first quarter, WebMediaBrands announced the acquisition of the assets of the SemanticOverflow.com website, the acquisitions of the assets of the FacebookMarketing.de and Twittercism.com blogs and the acquisition of the trade show and related assets of the European Semantic Technology Conference. WebMediaBrands also entered into a joint venture with pedigital GmbH to launch AllFacebookStats.com.

Also during the first quarter, the Company announced the launch of its Social Media Boot Camp, an innovative 8-week online conference and workshop that ran from March 23 – May 11, 2011 and will run again from June 8 – July 28, 2011.

WebMediaBrands Inc. 1st Quarter 2011 Financial Results Conference Call Alert

WebMediaBrands Inc. invites you to participate in its conference call reviewing 2011 first quarter results on Thursday, May 12, 2011 at 12:00 noon EDT.

The conference call number is 888-297-8964 for domestic participants and 719-325-2150 for international participants; confirmation code “6387080.”   Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Wednesday, May 18, 2011. Replay call numbers are 888-203-1112 for domestic participants and 719-457-0820 for international participants; confirmation code “6387080.”

WebMediaBrands Inc.
Unaudited Consolidated Condensed Statements of Operations
For the Three Months Ended March 31, 2010 and 2011
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2010	2011
Revenues	$1,904	$2,246

Cost of revenues	1,298	1,448
Advertising, promotion and selling	529	432
General and administrative	1,642	1,355
Depreciation	128	84
Amortization	11	118
Total operating expenses	3,608	3,437
Operating loss from continuing operations	(1,704)	(1,191)
Other income, net	8	(4)
Interest income	17	35
Interest expense	(230)	(179)
Loss from continuing operations before income taxes	(1,909)	(1,339)
Provision for income taxes	3	10
Loss from continuing operations	(1,912)	(1,349)
Loss on sale of discontinued operations	(6)	—
Net loss	$(1,918)	$(1,349)

Loss per share:
Basic
Loss from continuing operations	$(0.05)	$(0.04)
Income from discontinued operations	—	—
Net loss	$(0.05)	$(0.04)
Diluted
Loss from continuing operations	$(0.05)	$(0.04)
Income from discontinued operations	—	—
Net loss	$(0.05)	$(0.04)
Weighted average shares used in computing loss per share:
Basic	37,185	37,977
Diluted	37,185	37,977

WebMediaBrands Inc.
Consolidated Condensed Balance Sheets
December 31, 2010 and March 31, 2011
 (in thousands, except share and per share amounts)

	December 31, 2010	March 31, 2011
		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$12,970	$11,100
Accounts receivable, net of allowances of $10 and $10, respectively	581	726
Income taxes receivable	392	189
Prepaid expenses and other current assets	520	591
Total current assets	14,463	12,606

Property and equipment, net of accumulated depreciation of $1,556 and $1,198, respectively	728	672
Intangible assets, net of accumulated amortization of $209 and $327, respectively	1,535	1,814
Goodwill	10,261	10,189
Investments and other assets	1,005	1,338
Total assets	$27,992	$26,619

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,210	$450
Accrued payroll and related expenses	424	537
Accrued expenses and other current liabilities	1,447	1,411
Deferred revenues	817	1,384
Total current liabilities	3,898	3,782

Loan from related party	5,947	5,897
Deferred revenues	19	21
Deferred income taxes	410	418
Other long-term liabilities	57	58
Total liabilities	10,331	10,176

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued	—	—
Common stock, $.01 par value, 75,000,000 shares authorized, 37,986,851 and 38,101,513 shares issued at December 31, 2010 and March 31, 2011, respectively	380	381
Additional paid-in capital	281,087	281,217
Accumulated deficit	(263,700)	(265,049)
Treasury stock, 65,000 shares, at cost	(106)	(106)
Total stockholders’ equity	17,661	16,443
Total liabilities and stockholders’ equity	$27,992	$26,619

WebMediaBrands Inc.
Unaudited Consolidated Condensed Statements of Cash Flows
For the Three Months Ended March 31, 2010 and 2011 (in thousands)

	Three Months Ended March 31,
	2010	2011
Cash flows from operating activities:
Net loss	$(1,918)	$(1,349)
Less: Loss on sale of discontinued operations	(6)	—
Loss from continuing operations	(1,912)	(1,349)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	139	202
Stock-based compensation	45	84
Other, net	—	(4)
Amortization of debt issue costs	34	8
Deferred income taxes	2	8
Changes in current assets and liabilities (net of businesses acquired):
Accounts receivable, net	(180)	(145)
Prepaid expenses and other assets	73	(71)
Income tax receivable	79	203
Accounts payable, accrued expenses and other liabilities	(21)	(688)
Deferred revenues	260	569
Discontinued operations	(5)	—
Net cash used in operating activities	(1,486)	(1,183)
Cash flows from investing activities:
Purchases of property and equipment	(12)	(24)
Acquisitions of businesses, assets and other	(91)	(652)
Net cash used in investing activities	(103)	(676)
Cash flows from financing activities:
Repayment of borrowings from related party	—	(50)
Proceeds from exercise of stock options	128	39
Net cash provided by (used in) financing activities	128	(11)
Effect of exchange rates on cash	(1)	—
Net decrease in cash and cash equivalents	(1,462)	(1,870)
Cash and cash equivalents, beginning of period	15,012	12,970
Cash and cash equivalents, end of period	$13,550	$11,100

About WebMediaBrands Inc.

WebMediaBrands Inc. (Nasdaq: WEBM) (http://www.webmediabrands.com), headquartered in New York, NY, is a leading Internet media company that provides content, education, and career services to media and creative professionals through a portfolio of vertical online properties, communities, and trade shows. The Company's online business includes: (i) mediabistro.com, a leading blog network providing content, education, community, and career resources (including the industry's leading online job board) about major media industry verticals including new media, social media, Facebook, TV news, sports news, advertising, public relations, publishing, design, mobile, and the Semantic Web; and (ii) AllCreativeWorld.com, a leading network of online properties providing content, education, community, career, and other resources for creative and design professionals. The Company's online business also includes community, membership and e-commerce offerings including a freelance listing service, a marketplace for designing and purchasing logos and premium membership services. The Company's trade show and educational offerings include conferences, online and in-person courses, and video subscription libraries on topics covered by the Company's online business.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release that are not historical facts are "forward-looking statements" under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example: risks associated with acquisitions, including integration of operations; general economic conditions; the competitive environment in which WebMediaBrands competes; and the unpredictability of WebMediaBrands’s future revenues, expenses, cash flows and stock prices.  For a more detailed discussion of such risks and uncertainties, refer to WebMediaBrands’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and WebMediaBrands assumes no obligation to update the forward-looking statements after the date hereof, except as required by law.

All current WebMediaBrands press releases can be found online at www.webmediabrands.com/corporate/press.html

For information on WebMediaBrands contact:

Amanda Barrett
Director of Marketing
212-547-7879
press@webmediabrands.com